Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (“Agreement”) is made as of the 21st day of March, 2014, by and between THE BANK OF NOVA SCOTIA (the “Agent”), as agent, each of the financial institutions party hereto (the “Lenders”) and PHH VEHICLE MANAGEMENT SERVICES INC. (the “Borrower”).

WHEREAS the Agent, Lenders and Borrower are parties to a Credit Agreement dated as of September 25, 2012, as amended pursuant to an amendment to credit agreement made as of May 10, 2013 (as amended, the “Credit Agreement”).

AND WHEREAS the Borrower wishes to reduce the Credit Facility from $125,000,000 to $25,000,000;

AND WHEREAS, having regard to the reduced size of the Credit Facility, the Borrower wishes to reduce the number of Lenders;

AND WHEREAS the parties have agreed to the reduction of the Credit Facility and number of Lenders on the basis set out herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Definitions.  Unless the context shall otherwise require, capitalized terms used and not defined herein (including the preamble and recitals above and the consent attached hereto) shall have the meanings ascribed thereto in the Credit Agreement.

2.                                      Amendments.  The Credit Agreement is amended as follows:

(a)                                 (i) Recital A, (ii) the definition of “Credit Facility” in Section 1.1, and (iii) Section 2.1(1) are each amended by deleting each reference to “$125,000,000” and replacing it with “$25,000,000”;

(b)                                 (i) The definition of “Borrowing Base” in Section 1.1, and (ii) Section 2 of Schedule K- Borrowing Base Certificate are each amended by deleting each reference to “$50,000,000” and replacing it with reference to “$10,000,000”; and

(c)                                  Schedule E to the Credit Agreement is amended by replacing it with Schedule E attached hereto.

3.                                      Reduction of Lenders.  Effective the date hereof, (i) the Commitments of the Lenders other than Scotiabank (the “Exiting Lenders”) are terminated, (ii) the Exiting Lenders shall cease to be parties to the Credit Agreement and (iii) each of the Exiting Lenders shall be released from its obligations under the Credit Agreement, but shall continue to be entitled to the benefits of Sections 3 and 9 of the Provisions and shall continue to be liable for any breach of the Credit Agreement by such Exiting Lender, with respect to facts and circumstances occurring prior to the date of this Agreement.

4.                                      Conditions Precedent to Effectiveness of this Agreement. This Agreement shall become binding on the Agent and Lenders only upon satisfaction of the following conditions precedent:

(a)                                 execution and delivery of this Agreement by each of the parties hereto and acknowledgment and consent by the Guarantor; and

(b)                                 payment of Facility Fees accrued up to and including the date hereof.

5.                                      Representations and Warranties.  To induce the Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants as specified below:

(a)                                 that all representations and warranties contained in the Credit Agreement and the PHH Guaranty are true, correct and complete in all material respects on and as of the date hereof, other than representations and warranties that relate solely to an earlier date, in which case, such representations and warranties are true and correct as of such earlier date;

(b)                                 the entering into and performance by it of this Agreement (i) have been duly authorized by all necessary corporate action on its part, and (ii) do not and will not violate its Constating Documents, any Applicable Law, any Material Permit or any Material Contract to which it is a party;

(c)                                  this Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject to the availability of equitable remedies and the effect of bankruptcy, insolvency and similar laws affecting the rights of creditors generally; and

(d)                                 no Event of Default or Pending Event of Default has occurred and is continuing on the date hereof.

Each representation and warranty made in this Agreement shall survive the execution and delivery of this Agreement.

6.                                      General.

(a)                                 No Waiver.  Nothing contained in this Agreement shall be construed or interpreted or is intended as a waiver of any rights, powers, privileges or remedies that the Agent or the Lenders have or may have under the Credit Agreement and the other Loan Documents.

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(b)                                 Effect of Amendments.  All terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect unless, and only to the extent, otherwise specifically amended pursuant to the terms of this Agreement. Without limiting the foregoing, the Borrower hereby affirms that all Security granted by it remains in full force and effect, unamended.

(c)                                  Counterparts.  This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including by facsimile transmission or “PDF”) shall be an original, but all such counterparts shall together constitute but one and the same instrument. The delivery of a facsimile or pdf copy of an executed counterpart of this Agreement shall be deemed to be valid execution and delivery of this Agreement, but the party delivering a facsimile or pdf copy shall deliver an original copy of this Agreement as soon as possible after delivering the facsimile or pdf copy.

(d)                                 Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e)                                  Further Assurances.  At the request of the Agent, the Borrower shall do all such further acts and execute and deliver all such further documents as may, in the reasonable opinion of the Agent, be necessary or desirable in order to fully perform and carry out the purpose and intent of this Agreement.

(f)                                   Law.  This Agreement shall be a contract made under and governed by the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

(g)                                  Successors.  This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns, and shall enure to the benefit of the parties hereto and their successors and permitted assigns.  The Borrower shall not assign its rights or duties hereunder.

(h)                                 Expenses.  Without limiting its obligations set out in the Credit Agreement and the other Loan Documents, the Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agent (including the reasonable fees, charges and disbursements of counsel to the Agent) in connection with this Agreement.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to Credit Agreement as of the date set out on the first page hereof.

PHH VEHICLE MANAGEMENT SERVICES
INC./PHH SERVICES DE GESTION DE
VEHICULES INC.

Per:	/s/ Richard J. Bradfield
	Name:	Richard J. Bradfield
	Title:	SVP & Treasurer

S1

THE BANK OF NOVA SCOTIA, as Agent

Per:	/s/ Robert Boomhour
	Name:	Robert Boomhour
	Title:	Director

S2

THE BANK OF NOVA SCOTIA, as Lender

Per:	/s/ David Mahmood
	Name:	David Mahmood
	Title:	Managing Director

S3

CANADIAN IMPERIAL BANK OF
COMMERCE

Per:	/s/ Sheryl Holmes
	Name:	Sheryl Holmes
	Title:	Managing Director

Per:	/s/ ViktoriyaGruzytska
	Name:	ViktoriyaGruzytska
	Title:	Executive Director

S4

M&T BANK

Per:	/s/ Catharine Ackerson
	Name:	Catharine Ackerson
	Title:	Vice President
Commercial Banking

S5

ROYAL BANK OF CANADA

Per:	/s/ Patrizia Lloyd
	Name:	Patrizia Lloyd
	Title:	Authorized Signatory

S6

CONSENT

As guarantor, the undersigned hereby consents to the preceding amendment to the Credit Agreement (the “Amendment”) and confirms that the PHH Guaranty remains in full force and effect and that the Guaranteed Obligations as defined in the PHH Guaranty include all present and future debts, liabilities and obligations of the Borrower under or in connection with the Credit Agreement as amended by the Amendment.

PHH CORPORATION

Per:	/s/ Richard J. Bradfield
	Name:	Richard J. Bradfield
	Title:	SVP & Treasurer

Schedule E
APPLICABLE PERCENTAGES OF LENDERS

[see references in Section 1.1]

Lender	Aggregate Commitment (Credit Facility)
The Bank of Nova Scotia	$25,000,000